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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report -- January 18, 2006
                                         ----------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                 0-15536                 23-2428543
          ------------                 -------                 ----------
         (State or other           (Commission File           (IRS Employer
         jurisdiction of               Number)                   Number)
        of incorporation)

       105 Leader Heights Road
           P.O. Box 2887
         York, Pennsylvania                                17405-2887
         ------------------                                ----------
 (Address of principal executive offices)                  (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        Page 1 of 6 sequentially numbered pages in manually signed copy
                         Exhibit Index found on page 3

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Section 2 -- Financial Information

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     (a) On January 17, 2006, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended December 31, 2005, compared to the period ended December 31, 2004.


Section 9 -- Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          No.      Description
          ---      -----------
          99       Press release of Codorus Valley Bancorp, Inc., dated
                   January 17, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Codorus Valley Bancorp, Inc.
                                                     (Registrant)


Date:  January 18, 2006                        /s/ Jann A. Weaver
-----------------------                        ---------------------------------
                                               Jann A. Weaver
                                               Treasurer and Assistant Secretary


                                  EXHIBIT INDEX

                                                                         Page Number
Exhibit                                                         In Manually Signed Original
-------                                                         ---------------------------
   99       Press release of Codorus Valley Bancorp, Inc.,                    4
            dated January 17, 2006.


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